UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2020

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 East 45th Street, 15th Floor, New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

Unaudited Consolidated Statement of Assets and Liabilities

On November 3, 2020, Altaba Inc., a Delaware corporation, published its unaudited consolidated statement of assets and liabilities for the quarter ended September 30, 2020. The unaudited consolidated statement of assets and liabilities is attached hereto as Exhibit 99.1.

The information disclosed under this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Distribution Update

As previously disclosed, on Friday, October 23, 2020, after the close of business, the Board of Directors (the “Board”) of Altaba Inc., a Delaware corporation (“Altaba” or the “Fund”) approved a liquidating distribution of $8.33 per share of the Fund’s common stock, par value $0.001 per share, or $4,327,529,678.78 in the aggregate (the “Liquidating Distribution”), which was paid on November 2, 2020 to stockholders of record as of the October 4, 2019 date of dissolution of the Fund (or, as applicable, their permitted transferees by bequest, intestacy or operation of law).

As previously announced, at a special meeting of stockholders held on June 27, 2019, stockholders of the Fund approved a Plan of Complete Liquidation and Dissolution (the “Plan”), pursuant to which the Fund filed a certificate of dissolution with the Secretary of State of the State of Delaware and dissolved on October 4, 2019.

On May 28, 2020, as part of the Fund’s court-supervised wind-up proceedings pursuant to Sections 280 and 281(a) of the General Corporation Law of the State of Delaware (the “DGCL”) pending before the Court of Chancery of the State of Delaware (the “Chancery Court”), the Fund filed a verified petition for determinations pursuant to Section 280 of the DGCL. On August 20, 2020, the Fund filed with the Chancery Court a Motion for an Interim Order Approving Interim Holdbacks and Permitting Certain Distributions to Stockholders (the “Interim Order”) to receive authorization to make a cash distribution of all of the Fund’s assets in excess of the aggregate security amount required to be retained by the Fund pending adjudication of the amount of security reasonably likely to provide sufficient compensation for any claims that remain in dispute. The Chancery Court entered the Interim Order with some modifications on October 19, 2020. On October 23, 2020, the Board declared the Liquidating Distribution, which represents a distribution of substantially all of the Fund’s assets in excess of the aggregate security amount required to be retained by the Fund pending adjudication of any remaining disputed claims.

Further information regarding the amount and timing of any subsequent liquidating distributions to stockholders will be provided in subsequent press releases or filings with the SEC as such information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1 Altaba Inc. unaudited consolidated statement of assets and liabilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

Date: November 3, 2020	By:	/s/ Alexi A. Wellman
	Name:	Alexi A. Wellman
	Title:	Chief Financial and Accounting Officer

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